[USAA logo appears here. (R)]






              USAA SCIENCE &
                       TECHNOLOGY Fund




                      [Image appears here.]



       Annual Report


---------------------------------------------------------------------
       July 31, 2001

Table of CONTENTS
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      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            14

      SHAREHOLDER VOTING RESULTS                                      15

      FINANCIAL INFORMATION

         Independent Auditors' Report                                 17

         Portfolio of Investments                                     18

         Notes to Portfolio of Investments                            22

         Statement of Assets and Liabilities                          23

         Statement of Operations                                      24

         Statements of Changes in Net Assets                          25

         Notes to Financial Statements                                26

2

USAA
--------------------------------------------------------------------------------
                              Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------------
         EQUITY                         MONEY MARKET                    INDEX
--------------------------------------------------------------------------------------
     Aggressive Growth                  Money Market           Extended Market Index
(CLOSED TO NEW INVESTORS)
                                  Tax Exempt Money Market        Global Titans Index
      Capital Growth
                                Treasury Money Market Trust       Nasdaq-100 Index
     Emerging Markets
                                     State Money Market             S&P 500 Index
    First Start Growth
                                ------------------------------------------------------
          Gold                         TAXABLE BOND                ASSET ALLOCATION
(ON OCTOBER 1, 2001, THE        ------------------------------------------------------
FUND'S NAME WILL BE CHANGED TO
PRECIOUS METALS AND MINERALS.)          GNMA Trust                Balanced Strategy

         Growth                  High-Yield Opportunities       Cornerstone Strategy

     Growth & Income                     Income                Growth and Tax Strategy

      Income Stock                Intermediate-Term Bond           Growth Strategy

      International                   Short-Term Bond              Income Strategy

  Science & Technology          ---------------------------
                                      TAX-EXEMPT BOND
     Small Cap Stock            ---------------------------

         Value                           Long-Term

     World Growth                    Intermediate-Term

                                        Short-Term

                                     State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                             INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this practice eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:



               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA SCIENCE & TECHNOLOGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                           from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]


                                "WE AT USAA INVESTMENTS
                            ARE WATCHING ECONOMIC INDICATORS
                              CLOSELY FOR POSITIVE CHANGES
                                    IN THE ECONOMY."

--------------------------------------------------------------------------------

               At the end of your Fund's annual report period, we were in the midst of a summer marked by poor market conditions and signs of a flagging economy, including weak corporate earnings and substantial work force reductions by companies nationwide. It was indeed a long, hot summer--one that continued a period of uneasiness that began more than a year ago. The question is, Have we seen the bottom?

               At this point, we believe the market is also unsure whether the economy has truly bottomed out and is on its way to recovery. We think that, understandably, the market still has a healthy skepticism about the state of our economy.

               Although no one can truly predict the timing of market swings, we know from history that poor markets do not last forever. We at USAA Investments are watching economic indicators closely for positive changes in the economy.

 ...CONTINUED
--------------------------------------------------------------------------------

               As of this writing, the Federal Reserve Board (the Fed) had reduced the federal funds rate seven times since January 2001, bringing it down to 3.5%--the lowest rate since spring 1994. Typically, a six- to 12-month lag exists between a Fed rate cut and its impact on our economy. We hope to see the increasingly stimulative effects of these cuts over the next several months.

               Another element contributing to potential recovery is the aggressive tax relief plan launched by the federal government. This significant tax cut has resulted in income tax rebates for consumers and lower tax brackets, which will be reduced even further over the next several years.

               Potential outcomes of these economic stimulators include growth in the gross domestic product (GDP), lower unemployment levels, a boost in consumer confidence, and improved corporate earnings.

               In our view, the key factor that could slow a recovery is a continued lull in corporate earnings and, consequently, capital spending. If this lull persists, it will continue to make life tough for technology companies and related industries. In short, the slump could continue until corporate America gains enough confidence to start spending again.

               There are, however, some signs that a recovery may happen sooner rather than later. The index of leading economic indi-


               THE INDEX OF LEADING ECONOMIC INDICATORS IS A COMPOSITE INDEX COMPILED BY THE U.S. DEPARTMENT OF COMMERCE THAT TRACKS PREVIOUSLY REPORTED DATA OF 11 LEADING INDICATORS, INCLUDING (BUT NOT LIMITED TO) BUILDING PERMITS, CAPITAL GOODS ORDERS, AVERAGE WORK WEEK, AND CONSUMER GOODS ORDERS. THE INDEX ATTEMPTS TO MEASURE OR PREDICT FUTURE ECONOMIC ACTIVITY.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                            from the PRESIDENT

               cators rose in July for the fourth consecutive month. Although it is not a perfect indicator, a three-month consecutive rise in this index typically has signaled the beginning of economic recovery or expansion. In addition, the purchasing managers' index (PMI), which reflects conditions in the economy's manufacturing sector, rose significantly in August to a level consistent with 1.9% real GDP growth. If economic stimulators are success-ful and these indexes are correct, we could see improvements late in the fourth quarter of 2001 or in the first quarter of 2002.

               Whatever the market situation, we are committed to providing our perspectives on the market and other information that may help you determine and plan your investment goals. We'll work hard to earn your continued business.

               On behalf of the entire team at USAA Investments, I appreciate the opportunity to serve you.

               Sincerely,

               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board


               THE PURCHASING MANAGERS' INDEX (PMI) IS A COMPOSITE INDEX COMPILED BY THE NATIONAL ASSOCIATION OF PURCHASING MANAGERS
               (NAPM) BASED ON SEASONALLY ADJUSTED INDEXES FOR FIVE ECONOMIC INDICATORS IN THE MANUFACTURING SECTOR: NEW ORDERS, PRODUCTION, SUPPLIER DELIVERIES, INVENTORIES, AND EMPLOYMENT.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                               OVERVIEW


USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE
--------------------------------------------------------------------------------

               Long-term capital appreciation.


TYPES OF INVESTMENTS
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               Invests principally in equity securities of companies expected to
               benefit  from  the   development   and  use  of  scientific   and
               technological advances and improvements.

--------------------------------------------------------------------------------
                                         7/31/01                7/31/00
--------------------------------------------------------------------------------
   Net Assets                         $368.8 Million        $624.5 Million
   Net Asset Value Per Share              $10.73                $21.06

--------------------------------------------------------------------------------
               Average Annual Total Returns as of 7/31/01
--------------------------------------------------------------------------------
           1 YEAR                             SINCE INCEPTION ON 8/1/97
           -49.03%                                     2.15%


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
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                             OVERVIEW



                  CUMULATIVE PERFORMANCE COMPARISON
                  ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the S&P 500 Index, and the Lipper Science & Technology Funds Average for the period of 08/01/1997 through 07/31/2001. The data points from the graph are as follows:


               USAA SCIENCE &           S&P 500          LIPPER SCIENCE &
               TECHNOLOGY FUND           INDEX            TECH FUNDS AVG.
               ---------------          -------          ----------------

08/01/97         $10,000                $10,000             $10,000
01/31/98           9,450                 10,356               9,442
07/31/98          11,170                 11,931              11,097
01/31/99          14,360                 13,723              16,393
07/31/99          15,180                 14,341              18,524
01/31/00          19,191                 15,142              31,366
07/31/00          21,363                 15,627              31,758
01/31/01          17,415                 15,005              23,687
07/31/01          10,890                 13,388              15,447

DATA SINCE INCEPTION ON 8/1/97 THROUGH 7/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the S&P 500 Index and the Lipper Science & Technology Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index. The Lipper Average is an average performance level of all science and technology funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

MANAGER'S
--------------------------------------------------------------------------------
                           COMMENTARY on the Fund


[Photograph of the Portfolio
Manager appears here.]                 Curt Rohrman, CFA

--------------------------------------------------------------------------------


HOW DID THE USAA SCIENCE & TECHNOLOGY FUND PERFORM?

               Your USAA Science & Technology Fund performed well relative to its peer group during a devastating period for technology stocks. The Fund had a total return of -49.03%, compared to a -54.64% return for the average fund in the Lipper Science & Technology Funds category. The Fund ranked 86 out of 315 funds in this category for the one-year period ending July 31, 2001. Lipper rankings are based on total returns. The Fund's investments in health care provided only a moderate cushion against the large declines in traditional technology stocks during the last seven months of the Fund's fiscal year.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE DEFINITION.

               YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-21.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                           COMMENTARY on the Fund


               Stocks held through the period that posted gains of 10% or more include Electronic Arts, Johnson & Johnson, and SunGard Data Systems. Among positions sold, Duane Reade and Lifepoint Hospitals provided gains of 46.4% and 36.2%, respectively. We took advantage of the depressed prices available during the period to establish several new positions, particularly in semiconductors and related areas. New holdings that provided gains from initial purchase to period-end include Agile Software, Cypress Semiconductor, Intersil, KLA-Tencor, Micron Technology, Novellus Systems, Teradyne, and Veeco Instruments.

               The list of technology holdings that lost more than half their value during the period is long and includes well-established corporations such as Cisco Systems, Hewlett-Packard, Intel, JDS Uniphase, Lucent Technologies, Nortel Networks, Oracle, Palm, Siebel Systems, and VERITAS Software.

WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               The past 12 months can be characterized as one of the worst periods of performance for technology stocks ever, with the S&P 500 Index's technology sector returning an incredible -51.22%. If one considers that the sector's largest single stock, Microsoft, returned -5.19%, the sector's price collapse is actually worse than it appears on the surface. In retrospect, a decline in technology stocks is not surprising given the sector's superb returns



               LUCENT TECHNOLOGIES AND NORTEL NETWORKS WERE SOLD OUT OF THE FUND BEFORE THE END OF THE PERIOD.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE S&P 500 INDEX DEFINITION.

               YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-21.

 ...CONTINUED
--------------------------------------------------------------------------------


               since the trough of the last cycle in late October 1998. Technology stocks gained 166% between that time and August 2000, a period of less than two years. The magnitude of the correction is surprising, however.

               We believe slowing U.S. economic growth and classic inventory adjustments lie at the heart of declining technology stock prices. The impact of the slowing domestic economy is evident across all consumer and corporate sectors and probably needs no further elaboration. Purchasing managers classically respond to weakening customer demand by making adjustments in inventory levels. Even in retrospect, we do not believe component or finished-goods inventories were excessive before the slowdown. Therefore, we expect appropriate inventory levels and historical unit growth levels to be achieved quickly once end demand recovers. The single exception to this rebalance could be in the communications industry, but rapid product-obsolescence cycles suggest inventories in the communications arena may be in short supply sooner than expected as well.

               Health care stocks provided only modest balance to the portfolio during the period, with the S&P 500 Index's health care sector advancing 2.24%. In fact, pharmaceutical and medical-device stocks provided virtually no diversification benefits since the start of calendar year 2001, returning -19.13% and -14.75%, respectively. These declines compare to a -20.29% return for traditional technology stocks over the same seven months. Typically, health care stock prices move in the opposite direction of technology stock prices. Given the rapid compression in technology stock prices, one would have expected robust gains for health care stocks. Concerns regarding government

12

 ...CONTINUED
--------------------------------------------------------------------------------
                            COMMENTARY on the Fund


               price controls, reimbursement risk, and inexplicable delays in product approvals by the Food and Drug Administration are among the reasons for the muted response.

WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               Your USAA Science & Technology Fund maintained its balanced investment approach as we promised it would. Holdings were spread across areas as diverse as traditional computer technology, communications, health care, biotechnology, and oil service. Our research shows that over long periods of time, technology and health care stocks provide equivalent performance--roughly 12% per year--but with low correlation. The potential result of combining these sectors in a single portfolio is the performance of a technology fund with lower volatility.

WHAT IS THE OUTLOOK?

               We  remain  bullish  on the  stock  market  as a whole.  The U.S.
               economy is clearly weak and shows only the faintest signs of bottoming. Foreign economies are beginning to feel the impact of our slowing demand for their exports. The U.S. Federal Reserve Board (the Fed) has signaled a clear intention to reinvigorate capital spending and aggregate demand. Yet, real interest rates remain in excess of 1%, providing ample room for further interest rate reductions. Reduced tax rates should bolster demand as well. Corporate profitability may not rebound immediately, but we believe investors are beginning to anticipate an inevitable earnings recovery. Once it starts, the earnings recovery

 ...CONTINUED
--------------------------------------------------------------------------------

               may be surprisingly strong, because many corporations have taken steps to reduce expenditures during the economic slowdown. With the current low levels of inflation and declining real rates of interest, the market appears to be undervalued, in our view.

               We are particularly bullish on technology and health care stocks. America's dominance in scientific and technological innovation is unmatched. This country's track record of extraordinary financial reward for successful innovation suggests that early and aggressive exploitation of technology will continue to occur here, and occur here first. Corporate managements fully understand that the shortest path to enhanced productivity and profitability lies with capital spending on technology, specifically spending on software and networking, both wired and wireless. Once corporate cash flows stabilize, we believe the secular shift favoring technology over labor will resume.

               Our bullishness applies not only to computer and communications technology but also equally, or possibly more so, to biotech-nology, genomics, proteomics, pharmaceuticals, and medical devices. In our opinion, opportunities presented by aging
               demographics  and  the  incredible   potential  of  genomics  for
               personalized disease management and prevention far outweigh current concerns regarding health care reimbursement and the potential for pharmaceutical price controls.

               Speaking for myself and our team of traders and analysts, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.

14

PORTFOLIO
--------------------------------------------------------------------------------
                             HIGHLIGHTS

   ------------------------------------
          TOP 10 EQUITY HOLDINGS
             (% of Net Assets)
   ------------------------------------

   Microsoft Corp.                 4.1%

   Micron Technology, Inc.         3.7

   Analog Devices, Inc.            3.6

   Texas Instruments, Inc.         3.5

   Dell Computer Corp.             3.4

   Cisco Systems, Inc.             3.3

   Intel Corp.                     3.3

   Johnson & Johnson, Inc.         3.2

   Pfizer, Inc.                    3.1

   Medtronic, Inc.                 2.8

  -------------------------------------

                                       ----------------------------------------
                                                  TOP 10 INDUSTRIES
                                                  (% of Net Assets)
                                       ----------------------------------------

                                       Electronics - Semiconductors     26.1%

                                       Computer Software & Service      16.2

                                       Communication Equipment           7.8

                                       Equipment - Semiconductors        7.1

                                       Drugs                             7.0

                                       Biotechnology                     6.8

                                       Computer - Hardware               6.6

                                       Computer - Networking             4.4

                                       Health Care - Diversified         3.2

                                       Electronics - Instrumentation     3.0

                                       ----------------------------------------

  YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-21.

SHAREHOLDER
--------------------------------------------------------------------------------
                            Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Mutual Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposals 2A and 4 are for the USAA Science & Technology Fund, a series of the Company.


PROPOSAL 1
--------------------------------------------------------------------------------

              Proposal to elect Directors as follows:


                                                                     VOTES
               DIRECTORS                        VOTES FOR           WITHHELD
               -----------------------------------------------------------------
               Robert G. Davis                2,715,058,284        40,108,336

               Christopher W. Claus           2,715,058,925        40,107,695

               David G. Peebles               2,715,058,926        40,107,694

               Michael F. Reimherr            2,715,058,891        40,107,729

               Richard A. Zucker              2,715,058,603        40,108,017

               Barbara B. Dreeben             2,715,058,252        40,108,368

               Robert L. Mason, Ph.D.         2,715,058,603        40,108,017

               Laura T. Starks, Ph.D.         2,715,058,582        40,108,038

16

 ...CONTINUED
--------------------------------------------------------------------------------
                            Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal   to  approve   the   elimination   of  the   investment
               restriction  regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 22,901,074      1,093,736      343,747           41,433


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 23,284,454       776,650       277,453           41,433

INDEPENDENT
--------------------------------------------------------------------------------
                            AUDITORS' Report


KPMG

THE SHAREHOLDERS AND BOARD OF DIRECTORS

               USAA SCIENCE & TECHNOLOGY FUND

               We have audited the accompanying statement of assets and liabili-ties, including the portfolio of investments, of the USAA Science & Technology Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 7 to the financial statements, for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           KPMG LLP


               San Antonio, Texas
               September 7, 2001

18

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (100.1%)
            BIOTECHNOLOGY (6.8%)
   75,000   Affymetrix, Inc.*                                           $ 1,872
   70,000   Amgen, Inc.*                                                  4,390
  100,000   Diversa Corp.*                                                1,411
   67,000   Genentech, Inc.*                                              2,834
   53,000   Human Genome Sciences, Inc.*                                  2,691
   55,000   IDEC Pharmaceuticals Corp.*                                   2,969
   25,000   Invitrogen Corp.*                                             1,601
  100,000   Medarex, Inc.*                                                2,129
   47,000   MedImmune, Inc.*                                              1,811
   87,000   Millennium Pharmaceuticals, Inc.*                             2,721
   13,700   Vertex Pharmaceuticals, Inc.*                                   547
--------------------------------------------------------------------------------
                                                                         24,976
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (7.8%)
  136,000   CIENA Corp.*                                                  4,507
  287,000   Clarent Corp.*                                                2,023
   98,500   Comverse Technology, Inc.*                                    2,786
  450,000   JDS Uniphase Corp.*                                           4,158
  232,000   Nokia Corp. ADR                                               5,060
   85,000   ONI Systems Corp.*                                            1,968
  130,000   QUALCOMM, Inc.*                                               8,220
--------------------------------------------------------------------------------
                                                                         28,722
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (6.6%)
  140,000   Apple Computer, Inc.*                                         2,630
  466,000   Dell Computer Corp.*                                         12,549
  755,000   Handspring, Inc.*                                             2,552
  151,000   Hewlett-Packard Co.                                           3,724
  564,000   Palm, Inc.*                                                   3,029
--------------------------------------------------------------------------------
                                                                         24,484
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (4.4%)
   66,000   Brocade Communications Systems, Inc.*                         2,172
  627,000   Cisco Systems, Inc.*                                         12,051
   76,600   Juniper Networks, Inc.*                                       1,968
--------------------------------------------------------------------------------
                                                                         16,191
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS
                            (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (16.2%)
  198,000   Agile Software Corp.*                                       $ 2,384
  144,000   BEA Systems, Inc.*                                            3,175
   66,000   Check Point Software Technologies Ltd.*                       2,920
  155,000   Electronic Arts, Inc.*                                        8,823
  222,400   i2 Technologies, Inc.*                                        2,146
   51,000   Mercury Interactive Corp.*                                    1,972
   95,000   Micromuse, Inc.*                                              1,451
  228,000   Microsoft Corp.*                                             15,091
  234,000   Nuance Communications, Inc.*                                  3,136
  512,000   Oracle Corp.*                                                 9,257
   88,000   Siebel Systems, Inc.*                                         3,032
   98,000   VERITAS Software Corp.*                                       4,156
  140,000   webMethods, Inc.*                                             2,185
--------------------------------------------------------------------------------
                                                                         59,728
--------------------------------------------------------------------------------
            DRUGS (7.0%)
  136,000   Merck & Co., Inc.                                             9,245
  275,000   Pfizer, Inc.                                                 11,336
  115,000   Pharmacia Corp.                                               5,131
--------------------------------------------------------------------------------
                                                                         25,712
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (2.4%)
   76,000   Capstone Turbine Corp.*                                         883
   50,000   Celestica, Inc.*                                              2,412
   93,000   Flextronics International Ltd.*                               2,529
   60,000   FuelCell Energy, Inc.*                                          964
   75,000   Plug Power, Inc.*                                               936
  150,000   Proton Energy Systems, Inc.*                                  1,238
--------------------------------------------------------------------------------
                                                                          8,962
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (3.0%)
  168,000   ASML Holding N. V.*                                           3,439
  230,000   Teradyne, Inc.*                                               7,815
--------------------------------------------------------------------------------
                                                                         11,254
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS
                           (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (26.1%)
  192,000   Advanced Micro Devices, Inc.*                               $ 3,506
   76,000   Amkor Technology, Inc.*                                       1,383
  285,000   Analog Devices, Inc.*                                        13,110
  100,000   Applied Micro Circuits Corp.*                                 1,714
  366,000   Atmel Corp.*                                                  3,664
  150,000   Cypress Semiconductor Corp.*                                  4,092
  410,000   Intel Corp.                                                  12,222
  127,000   Intersil Corp. "A"*                                           4,407
  206,000   Linear Technology Corp.                                       8,978
  325,000   Micron Technology, Inc.*                                     13,650
  110,000   PMC-Sierra, Inc.*                                             3,334
  157,000   Silicon Laboratories, Inc.*                                   3,168
  611,000   Taiwan Semiconductor Manufacturing Co. Ltd. ADR*              9,959
  376,000   Texas Instruments, Inc.                                      12,972
--------------------------------------------------------------------------------
                                                                         96,159
--------------------------------------------------------------------------------
            ENTERTAINMENT (2.7%)
  217,000   AOL Time Warner, Inc.*                                        9,863
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (7.1%)
  226,000   Applied Materials, Inc.*                                     10,364
  140,000   KLA-Tencor Corp.*                                             7,615
   88,000   Novellus Systems, Inc.*                                       4,485
   99,000   Veeco Instruments, Inc.*                                      3,658
--------------------------------------------------------------------------------
                                                                         26,122
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (3.2%)
  218,000   Johnson & Johnson, Inc.                                      11,794
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.2%)
  514,000   Wit Soundview Group, Inc.*                                      987
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (2.8%)
  216,000   Medtronic, Inc.                                              10,374
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                            of INVESTMENTS
                            (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


                                                                        MARKET
  NUMBER                                                                 VALUE
OF SHARES   SECURITY                                                     (000)
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.5%)
   60,000   Transocean Sedco Forex, Inc.                               $  1,937
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.9%)
   81,000   Gemstar-TV Guide International, Inc.*                         3,288
--------------------------------------------------------------------------------
            SERVICES - COMPUTER SYSTEMS (1.2%)
  160,000   SunGard Data Systems, Inc.*                                   4,363
--------------------------------------------------------------------------------
            TELEPHONES (1.2%)
  230,000   Allegiance Telecom, Inc.*                                     3,448
1,000,000   Metromedia Fiber Network, Inc. "A"*                             870
--------------------------------------------------------------------------------
                                                                          4,318
--------------------------------------------------------------------------------
            Total common stocks (cost: $426,233)                        369,234
--------------------------------------------------------------------------------

PRINCIPAL                                                                MARKET
   AMOUNT                                                                 VALUE
    (000)   SECURITY                                                      (000)
--------------------------------------------------------------------------------

            MONEY MARKET INSTRUMENT (0.1%)

$     265   Federal National Mortgage Assoc., Discount Note,
              3.84%, 8/01/2001 (cost: $265)                                 265
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $426,498)                         $369,499
================================================================================

22

NOTES
--------------------------------------------------------------------------------
                            to Portfolio of INVESTMENTS


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


GENERAL NOTES
--------------------------------------------------------------------------------

               Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

               The   percentages   shown   represent  the   percentages  of  the
               investments to net assets. Investments in foreign securities were 7.1% of net assets at July 31, 2001.

               ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

               * Non-income-producing security.



               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                            of ASSETS and LIABILITIES
                            (in thousands)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


ASSETS
   Investments in securities, at market value (identified cost of $426,498)     $369,499
   Cash                                                                               56
   Receivables:
      Capital shares sold                                                            130
      Dividends                                                                       32
      Securities sold                                                              2,103
                                                                                --------
         Total assets                                                            371,820
                                                                                --------

LIABILITIES
   Securities purchased                                                            1,029
   Capital shares redeemed                                                         1,467
   USAA Investment Management Company                                                228
   USAA Transfer Agency Company                                                      159
   Accounts payable and accrued expenses                                             105
                                                                                --------
         Total liabilities                                                         2,988
                                                                                --------
            Net assets applicable to capital shares outstanding                 $368,832
                                                                                ========

REPRESENTED BY:
   Paid-in capital                                                              $518,033
   Accumulated net realized loss on investments                                  (92,202)
   Net unrealized depreciation of investments                                    (56,999)
                                                                                --------
            Net assets applicable to capital shares outstanding                 $368,832
                                                                                ========
   Capital shares outstanding                                                     34,364
                                                                                ========
   Authorized shares of $.01 par value                                           105,000
                                                                                ========
   Net asset value, redemption price, and offering price per share              $  10.73
                                                                                ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                            of OPERATIONS
                            (in thousands)


USAA SCIENCE & TECHNOLOGY FUND

YEAR ENDED JULY 31, 2001


NET INVESTMENT LOSS
   Income:
      Dividends (net of foreign taxes withheld of $2)         $   1,192
      Interest                                                      109
                                                              ---------
         Total income                                             1,301
                                                              ---------
   Expenses:
      Management fees                                             3,841
      Transfer agent's fees                                       2,228
      Custodian's fees                                              134
      Postage                                                       278
      Shareholder reporting fees                                     86
      Directors' fees                                                 4
      Registration fees                                              72
      Professional fees                                              29
      Other                                                          12
                                                              ---------
         Total expenses                                           6,684
      Expenses paid indirectly                                      (12)
                                                              ---------
         Net expenses                                             6,672
                                                              ---------
            Net investment loss                                  (5,371)
                                                              ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                            (81,462)
   Change in net unrealized appreciation/depreciation          (253,414)
                                                              ---------
            Net realized and unrealized loss                   (334,876)
                                                              ---------
Decrease in net assets resulting from operations              $(340,247)
                                                              =========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA SCIENCE & TECHNOLOGY FUND

YEARS ENDED JULY 31,


                                                            2001         2000
                                                        ------------------------
FROM OPERATIONS
   Net investment loss                                  $  (5,371)   $  (2,980)
   Net realized loss on investments                       (81,462)      (6,114)
   Change in net unrealized appreciation/depreciation
      of investments                                     (253,414)     134,532
                                                        ------------------------
      Increase (decrease) in net assets resulting
         from operations                                 (340,247)     125,438
                                                        ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                         -         (3,329)
                                                        ------------------------
   Tax return of capital                                      -         (1,714)
                                                        ------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                              190,170      400,291
   Reinvested dividends                                       -          4,991
   Cost of shares redeemed                               (105,619)    (159,141)
                                                        ------------------------
      Increase in net assets from
         capital share transactions                        84,551      246,141
                                                        ------------------------
Net increase (decrease) in net assets                    (255,696)     366,536

NET ASSETS
   Beginning of period                                    624,528      257,992
                                                        ------------------------
   End of period                                        $ 368,832    $ 624,528
                                                        ========================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                             11,476       20,438
   Shares issued for dividends reinvested                     -            289
   Shares redeemed                                         (6,762)      (8,074)
                                                        ------------------------
      Increase in shares outstanding                        4,714       12,653
                                                        ========================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's investment objective is long-term capital appreciation.

            A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

               1. Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

               2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

               3. Securities  purchased  with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


               4. Securities  that  cannot be valued  by the  methods  set forth above and all other assets are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

            B. FEDERAL  TAXES  -  The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital and decrease accumulated undistributed net investment loss by $5,371,000.

            C. INVESTMENTS IN SECURITIES - Security  transactions  are accounted for on the date  the  securities  are  purchased  or sold  (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

            D. EXPENSES PAID  INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the

28

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements
                           (continued)



USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


               year ended July 31, 2001, custodian fee offset arrangements reduced expenses by $12,000.

            E. USE OF ESTIMATES - The  preparation  of financial  statements  in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million  with USAA  Capital  Corporation  (CAPCO),  an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $90,403,000, which will expire between 2009 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases  and  proceeds  from sales of  securities,  excluding
         short-term  securities,   for  the  year  ended  July  31,  2001,  were
         $373,604,000 and $293,009,000, respectively.

         The cost of securities for federal income tax purposes was $428,297,000. Gross unrealized appreciation and depreciation of investments as of July 31, 2001, for federal income tax purposes were $63,918,000 and $122,716,000, respectively.

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

            A. MANAGEMENT FEES - The Manager  carries out the Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annual rate of 0.75% of its average net assets.

               Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


               and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2004, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

               The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

         OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1              AS A % OF THE FUND'S AVERAGE NET ASSETS
         -----------------------------------------------------------------------
         +/-   1.00% to 4.00%           +/-  0.04%
         +/-   4.01% to 7.00%           +/-  0.05%
         +/-   7.01% and greater        +/-  0.06%

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

         THE LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


            B. ADMINISTRATIVE  AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager will receive a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

            C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company,  d/b/a USAA
               Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses. For the year ended July 31, 2001, the annual charge per account was $26. Effective August 1, 2001, the annual charge per account is $23.

            D. UNDERWRITING   SERVICES   -  The   Manager   provides   exclusive
               underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SCIENCE & TECHNOLOGY FUND

JULY 31, 2001


(7) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                          YEAR ENDED JULY 31,
                             ---------------------------------------------
                                2001       2000         1999       1998**
                             ---------------------------------------------
Net asset value at
    beginning of period      $  21.06    $  15.18    $  11.17    $  10.00
Net investment loss              (.16)a      (.13)a      (.06)a      (.07)a
Net realized and
    unrealized gain (loss)     (10.17)       6.26        4.07        1.24
Distributions of realized
    capital gains                 -          (.17)        -           -
Distribution of tax
    return of capital             -          (.08)
                             ---------------------------------------------
Net asset value at
    end of period            $  10.73    $  21.06    $  15.18    $  11.17
                             =============================================
Total return (%) *             (49.03)      40.73       35.90       11.70
Net assets at
    end of period (000)      $368,832    $624,528    $257,992    $111,318
Ratio of expenses to
    average net assets (%)       1.31b       1.22        1.33        1.42
Ratio of net investment
    loss to average
    net assets (%)              (1.05)       (.65)       (.47)       (.69)
Portfolio turnover (%)          57.45       69.21       44.39       76.31


  * Assumes reinvestment of all capital gain and other distributions during the period.
 ** Fund commenced operations on August 1, 1997.
(a) Calculated using average shares.
(b) Reflects total expenses prior to any custodian fee offset arrangement, which reduced total expenses by 0.01%.

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34

NOTES
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                                                                              35

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
                   DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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